Exhibit 99.1

Pacific State Bancorp                                   1899 West March Lane
                                                        Stockton, CA 95207
                                                        209/870-3214 Telephone
                                                        209/870-3255 Fax

Press Release
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                      For Immediate Release April 19, 2007

                Pacific State Bancorp Reports Record Asset Growth
                                Tops $400,000,000

Stockton, California - April 19, 2007

Steven A. Rosso, President and C.E.O. of Pacific State Bancorp (NASDAQ Global Market/PSBC), the parent company of Pacific State Bank, today reported 1st quarter profits and continued asset growth for the Stockton, California based financial institution:

          o    Net income for the first quarter of 2007 of $1,326,000
          o    Total Assets as of March 31, 2007 of $404,195,000.

PSBC quarter over quarter March 31 2007 compared to March 31, 2006 financial performance information is as follows: Balance Sheet:

          o Total Federal Funds, Interest Bearing Deposits in Banks and Investment Securities: $74,959,000, an increase of $48,581,000 or 184.17%.
          o    Net Loans: $287,474,000, an increase of $33,665,000 or 13.26%.
          o    Total Assets: $404,195,000, an increase of $86,551 or 27.25%.
          o Non-Interest Bearing Deposits: $66,559,000, an increase of $6,375,000 or 10.5%.
          o Total Deposits: $356,061,000, an increase of $90,498,000 or 34.08%.
          o Total Shareholders Equity: $30,466,000, an increase of $7,785,000 or 34.62%.

Income Statement:

          o Total Interest Income: $7,506,000, an increase of $1,714,000 or 29.59%.
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          o    Total Interest Expense: $3,175,000, an increase of $1,455,000 or
               84.59%.
          o Net Interest Income: $4,331,000, an increase of $259,000 or 6.36%.
          o    Non-Interest Income: $686,000, an increase of $87,000 or 14.52%.
          o Non-Interest Expense: $2,700,000, an increase of $113,000 or 4.37%. As of March 31, the Company had 86 full-time employees as compared to 76 as of March 31, 2006.
          o    Net Income: $1,326,000, an increase of $119,000 or 9.87%.
          o Net Interest Margin: 5.10%, down 80 basis points. The decrease is due primarily to increases in the rates paid on time deposits and the change in mix of deposits with more time deposits offset by the increases in the overall yields on earning assets and the change in mix of earning assets with more loans and Federal funds sold.
          o    Annualized Return on Average Assets: 1.41% down from 1.59%.
          o Annualized Return on Average Equity: 18.25% down from 22.67%. The decrease in ROE is primarily attributable to an increase in shareholders equity from the net income and the proceeds from the sale of common stock to a new member of the Board of Directors and the exercise of options.
          o    Efficiency Ratio: 53.80% improving slightly from 55.38%.
          o Basic Earnings Per Share: $0.36, an increase of $0.01 per share or 2.86%.
          o Diluted Earnings Per Share: $0.33, an increase of $0.02 per share or 6.45%.

Balance Sheet - March 31, 2007 as compared to December 31, 2006

          o Total Fed Funds, Interest Bearing Deposits in Banks and Investment Securities: $74,959,000, a increase of $20,222,000 or 36.94%.
          o    Net Loans: $287,474,000, an increase of $156,000 or 0.05%.
          o    Total Assets: $404,195,000, an increase of $17,443,000 or 4.51%.
          o Non-Interest Bearing Deposits: $66,559,000 a decrease of $6,638,000 or 9.07%.
          o Total Deposits: $356,061,000, an increase of $15,065,000 or 4.42%.
          o Total Shareholders Equity: $30,466,000, an increase of $1,407,000 or 4.84%.

The Company's net income decreased by $191,000 compared to the 4th quarter of 2006. This was primarily the result of a reduction in net interest income of $234,000, a decline in non interest income of $88,000 and an increase in the provision for loan losses of $75,000, offset by a decrease in the provision for income taxes of $197,000. The decline in net interest income is primarily due to the increased level of and rates paid on certificates of deposit and a decline in non-interest bearing deposits, offset by an increase in interest income
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primarily from the increase in the level of and yields earned on loans. At March
31, 2007, credit quality continues to be strong. The Company had no non-accrual loans, no impaired loans, no loans over 60 days past due and only one loan, in the amount of $120,000, over thirty days past due.

Management continues to evaluate and assess the procedures for the accounting of loan fee and cost deferrals under SFAS 91. Prepayment trends on loans have caused both income and expense to increase at times. Management has assessed the true average life of loans on the books and matching deferred gains, fees and expense to such history.

Attached are certain unaudited financial statements supporting the financial information summarized above. Further inquiries should be directed to Mr. Steven
Rosso at 209-870-3214, or by mail to P.O. Box 1649, Stockton, California 95201.
Additional information also can be obtained by visiting the Company website
-www.pacificstatebank.com.
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                              PACIFIC STATE BANCORP AND SUBSIDIARY
                              CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)
                                                                     March 31,      December 31,
Assets                                                                  2007            2006
------
Cash and due from banks                                            $     15,309    $     18,985
Federal funds sold                                                       47,190          31,630
Investment securities - (carrying value of $27,882 in 2007 and
$23,186 in 2006)                                                         27,769          23,108
Loans, less allowance for loan losses of $2,646 in 2007 and
$2,478 in 2006                                                          287,474         287,318
Bank premises and equipment, net                                         12,072          11,957
Company owned life insurance                                              6,139           6,079
Accrued interest receivable and other assets                              8,242           7,676
                                                                   ------------    ------------
                   Total assets                                    $    404,195    $    386,753
                                                                   ============    ============

Liabilities and Shareholders' Equity
------------------------------------

Deposits:
    Non-interest bearing                                           $     66,559    $     73,197
    Interest bearing                                                    289,502         267,799
                                                                   ------------    ------------
              Total deposits                                            356,061         340,996
Other borrowings                                                          4,900           4,900
Subordinated debentures                                                   8,764           8,764
Accrued interest payable and other liabilities                            4,004           3,034
                                                                   ------------    ------------
             Total liabilities                                          373,729         357,694
Shareholders' equity:
    Preferred stock - no par value; 2,000,000 shares authorized;
   Common stock - no par value; 24,000,000 shares authorized;
       shares issued and outstanding 3,678,857 in 2007 and                9,753           9,651
       3,661,477 in 2006
Retained earnings                                                        20,781          19,455
Accumulated other comprehensive (loss) income, net of tax                   (68)            (47)
                                                                   ------------    ------------
                   Total shareholders' equity                            30,466          29,059
                                                                   ------------    ------------
                     Total liabilities and shareholders' equity    $    404,195    $    386,753
                                                                   ============    ============

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                                     PACIFIC STATE BANCORP
                        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       Three months ended
                                                                         March 31, 2007
(in thousands, except share amounts)                                   2007           2006
                                                                   ------------   ------------
Interest income:
    Interest and fees on loans                                     $      6,842   $      5,461
    Interest on Federal funds sold                                          321             11
    Interest on investment securities                                       343            320
                                                                   ------------   ------------
                         Total interest income                            7,506          5,792
Interest expense:
    Interest on deposits                                                  2,917          1,485
    Subordinated debentures                                                 192            164
    Interest on borrowings                                                   66             71
                                                                   ------------   ------------
                         Total interest expense                           3,175          1,720
                                                                   ------------   ------------
                         Net interest income                              4,331          4,072
Provision for loan losses                                                   165             90
                                                                   ------------   ------------
                            Net interest income after
                            provision for loan losses                     4,166          3,982
                                                                   ------------   ------------
Non-interest income:
   Service charges                                                          221            208
   Other fee income                                                         456            231
   Gain from sale of loans                                                    9            160
                                                                   ------------   ------------
                         Total non-interest income                          686            599
Non-interest expenses:
   Salaries and employee benefits                                         1,482          1,349
   Occupancy                                                                286            199
   Furniture and equipment                                                  167            178
   Other                                                                    775            861
                                                                   ------------   ------------
                       Total other expenses                               2,710          2,587
                                                                   ------------   ------------
                       Income before income taxes                         2,142          1,994
Provision for income taxes                                                  816            787
                                                                   ------------   ------------
                       Net income                                  $      1,326   $      1,207
                                                                   ============   ============
Basic earnings per share                                           $       0.36   $       0.35
                                                                   ============   ============
Diluted earnings per share                                         $       0.33   $       0.31
                                                                   ============   ============

Weighted average common shares outstanding                            3,664,822      3,477,314
Weighted average common and common equivalent
shares outstanding                                                    4,034,901      3,895,844

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                                                        PACIFIC STATE BANCORP
                                                           Yield Analysis


                                                               Three Months Ended                      Three Months Ended
                                                                 March 31, 2007                          March 31, 2006
                                                                    Interest     Average                    Interest     Average
                                                        Average     Income or    Yield or      Average      Income or    Yield or
Assets:                                                 Balance      Expense       Cost        Balance       Expense       Cost
-------
Interest-earning assets:
Loans                                                 $  292,410   $    6,842         9.49%   $  251,153   $    5,461         8.82%
Investment securities                                     25,554          343         5.44%       27,692          320         4.69%
Federal funds sold                                        26,149          321         4.98%          928           11         4.81%
         Total average earning assets                    344,113        7,506         8.85%      279,773        5,792         8.40%

Non-earning assets:
Cash and due from banks                                   16,107                                  12,277
Other assets                                              22,379                                  15,086
                                                      ----------                              ----------
         Total average assets                         $  382,599                              $  307,136
                                                      ==========                              ==========


Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits

      Interest-bearing Demand                         $   87,840          608         2.81%   $  102,033          610         2.42%
      Savings                                              5,595           14         1.01%        6,534           10         0.62%
      Time Deposits                                      179,076        2,295         5.20%       97,369          865         3.60%
      Other borrowing                                     13,787          258         7.59%       16,724          235         5.70%
                                                      ----------   ----------                 ----------   ----------

         Total average interest-bearing liabilities      286,298        3,175         4.50%      222,660        1,720         3.13%
                                                                                ==========                 ==========

Noninterest-bearing liabilities:
      Demand deposits                                     65,347                                  61,347
      Other liabilities                                    1,488                                   1,537
                                                      ----------                              ----------
         Total liabilities                               353,133                                 285,544
Shareholders' equity:                                     29,466                                  21,592
                                                      ----------                              ----------
Total average liabilities and shareholders' equity    $  382,599                              $  307,136
                                                      ==========                              ==========

                                                                   ----------                              ----------
Net interest income                                                $    4,331                              $    4,072
                                                                   ==========                              ==========

Yield on interest-earning assets                                                      8.85%                                   8.40%
Cost of funding interest-earning assets                                               3.75%                                   2.50%
                                                                                ----------                              ----------
Net interest margin                                                                   5.10%                                   5.90%
                                                                                ==========                              ==========

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